UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
First Amendment to Form 8-K filed on July 24, 2009

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2009

LG Holding Corporation
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-53185	20-8025365
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive, Suite 200, Foster City, CA	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-283-2653

3413 S Ammons Street #22-6
Lakewood, CO 80227
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This First Amendment to Form 8-K filed on July 24, 2009 is filed for the sole purpose of adding certain exhibits which were not included with the initial filing.  Other than the addition of the attached exhibits, the original filing remains unchanged.

(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

2.1**	Agreement of Merger and Plan of Reorganization among LG Holding Corporation, LG Acquisition Corp.and Mikojo Incorporated

3.1*	LG Holding Corporation Certificate of Incorporation (filed with the Registrant's Registration Statement on October 10, 2007, and incorporated herein by reference).

3.2**	Statement of Merger filed with the Colorado Secretary of State.

3.3*	Bylaws (filed with the Registrant's Registration Statement on October 10, 2007, and incorporated hereinby reference).

10.1	Mikojo Incorporated—Contribution to Controlled Corporation Agreement dated March 17, 2009 by and between LOBIS, Inc., Mikojo Pty. Ltd and Mikojo Incorporated.

10.2	Mikojo Incorporated—Common Stock Purchase Agreement dated March 17, 2009 by and between Mikojo Incorporated and Mikojo Pty. Ltd.

10.3	Mikojo Incorporated—Common Stock Purchase Agreement dated March 17, 2009 by and between Mikojo Incorporated and LOBIS, Inc.

10..4	LOBIS, Inc.—Offer of Employment to James E. Cates dated September 23, 2008

10..5	LOBIS, Inc.—Offer of Employment to Dr. K. Narayanaswami dated October 6, 2008.

10..6	LOBIS, Inc.—Offer of Employment to Dr. Don Cohen dated October 6, 2008.

10.7	Asset and Patent Purchase Agreement dated September 22, 2008 by and between LOBIS, Inc. and Computing Services Support Solutions, Inc.

10.8	Consulting Services Agreement dated February 12, 2009 by and between Mikojo Pty. Ltd. and Accelerated Venture Partners LLC.

10.9	Consulting Services Agreement dated February 12, 2009 by and between LOBIS, Inc. and Accelerated Venture Partners LLC.

10.10	Indemnification Agreement dated July 20, 2009 by and between LG Holding Corporation and Allan Reeh.

10.11	Escrow Agreement dated July 20, 2009 by and between Robert L. B. Diener, LG Holdings Corporation, Michael Underwood, Allan Reeh and Keith Koch

23.2**	Letter from Paritz & Co.

99.1**	Financial Statements for Mikojo Incorporated for the period ended June 30, 2008 (audited and for the nine month period ended March 31, 2009 (unaudited).

* Previously filed with the Registrant's Registration Statement on October 10, 2007, and incorporated herein by reference
** Previously filed with the Registrant's Form 8-K on July 24, 2009, and incorporated herein by reference

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LG HOLDING CORPORATION

By:	/S/ James Cates
Name:	James Cates
Title:	President

Dated:	July 27, 2009

EXHIBIT
NUMBER	DESCRIPTION

2.1**	Agreement of Merger and Plan of Reorganization among LG Holding Corporation, LG Acquisition Corp.and Mikojo Incorporated

3.1*	LG Holding Corporation Certificate of Incorporation (filed with the Registrant's Registration Statement on October 10, 2007, and incorporated herein by reference).

3.2**	Statement of Merger filed with the Colorado Secretary of State.

3.3*	Bylaws (filed with the Registrant's Registration Statement on October 10, 2007, and incorporated hereinby reference).

10.1	Mikojo Incorporated—Contribution to Controlled Corporation Agreement dated March 17, 2009 by and between LOBIS, Inc., Mikojo Pty. Ltd and Mikojo Incorporated.

10.2	Mikojo Incorporated—Common Stock Purchase Agreement dated March 17, 2009 by and between Mikojo Incorporated and Mikojo Pty. Ltd.

10.3	Mikojo Incorporated—Common Stock Purchase Agreement dated March 17, 2009 by and between Mikojo Incorporated and LOBIS, Inc.

10..4	LOBIS, Inc.—Offer of Employment to James E. Cates dated September 23, 2008

10..5	LOBIS, Inc.—Offer of Employment to Dr. K. Narayanaswami dated October 6, 2008.

10..6	LOBIS, Inc.—Offer of Employment to Dr. Don Cohen dated October 6, 2008.

10.7	Asset and Patent Purchase Agreement dated September 22, 2008 by and between LOBIS, Inc. and Computing Services Support Solutions, Inc.

10.8	Consulting Services Agreement dated February 12, 2009 by and between Mikojo Pty. Ltd. and Accelerated Venture Partners LLC.

10.9	Consulting Services Agreement dated February 12, 2009 by and between LOBIS, Inc. and Accelerated Venture Partners LLC.

10.10	Indemnification Agreement dated July 20, 2009 by and between LG Holding Corporation and Allan Reeh.

10.11	Escrow Agreement dated July 20, 2009 by and between Robert L. B. Diener, LG Holdings Corporation, Michael Underwood, Allan Reeh and Keith Koch

23.2**	Letter from Paritz & Co.

99.1**	Financial Statements for Mikojo Incorporated for the period ended June 30, 2008 (audited and for the nine month period ended March 31, 2009 (unaudited).

* Previously filed with the Registrant's Registration Statement on October 10, 2007, and incorporated herein by reference.
** Previously filed with the Registrant's Form 8-K on July 24, and incorporated herein by reference.